                                  $100,000,000

                                   WABAN INC.

                   ______% Senior Subordinated Notes due 2004


                             UNDERWRITING AGREEMENT
                             -----------------------


                                                            April ___, 1994

     Bear, Stearns & Co. Inc.
     245 Park Avenue
     New York, New York  10167

     Dear Sirs:

               Waban Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you, upon the terms hereinafter set forth, $100,000,000 aggregate principal amount of its ______% Senior Subordinated Notes due 2004 (the "Securities"). The Securities will be issued pursuant to an indenture between the Company and The First National Bank of Boston, as Trustee (the "Trustee"), substantially in the form filed as an exhibit to the Registration Statement (the "Indenture") referred to below and are more fully described in the Registration Statement.

               1.   Registration Statement and Prospectus.  The Company has
                    -------------------------------------
     prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Commission promulgated thereunder (the "Regulations"), a registration statement on Form S-3 (File No. 33-52665) relating to the Securities and one or more amendments thereto. The Company proposes to prepare and file with the Commission a further amendment to that registration statement, including therein a final prospectus, necessary to permit the registration statement to become effective or, if no amendment is required for that purpose, then promptly following the effectiveness of the registration statement, the Company proposes to prepare and file with the Commission, pursuant to Rule 424(b) of the Regulations, a final prospectus containing all Rule 430A Information (as hereinafter defined) omitted from the registration statement at the time that it is declared effective by the Commission. The Company will not file any such further amendment or final prospectus to which you shall reasonably object in writing after being furnished a copy thereof prior to filing. As used in this Agreement, (i) the term "Effective Date" means the date that the registration statement hereinabove referred to is declared effective by the Commission, (ii) the term "Registration Statement" means such registration statement as last amended prior to the time it was declared effective by the Commission, including all exhibits and schedules thereto and all Rule 430A Information deemed to be included therein at the Effective Date pursuant to Rule 430A of the Regulations, (iii) the term "Rule 430A Information" means information with respect to the Securities and the public offering thereof permitted, pursuant to the provisions of paragraph (a) of Rule 430A of the Regulations, to be omitted from the form of prospectus included in the Registration Statement at the time it is declared effective by the Commission, (iv) the term "Prospectus" means the form of final prospectus relating to the Securities first filed with the Commission pursuant to Rule 424(b) of the Regulations or, if no filing pursuant to Rule 424(b) is required, the form of final prospectus included in the Registration Statement at the time it is declared effective by the Commission, and (v) the term "preliminary prospectus" means each preliminary prospectus (as described in Rule 430 of the Regulations) with respect to the Securities that omit Rule 430A Information. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, as well as any and all documents filed by the Company with the Commission after the date of the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, pursuant to the Exchange Act and so incorporated by reference (all such documents being hereinafter referred to as the "Incorporated Documents").

               2.   Representations and Warranties of the Company.  The
                    ---------------------------------------------
     Company represents and warrants to you as follows:

               (a) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent thereto to and including the Closing Date (as hereinafter defined) and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and, if filed at such time, the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply in all material respects with the applicable provisions of the Act and the Regulations, and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations thereunder, and did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. When any preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or an amendment thereof or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation or warranty is made in this subsection (a), however, with respect to information relating to you or the public offering of the Securities by you contained in or omitted from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein. The Incorporated Documents, when they were first filed with the Commission, complied in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder. If the Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission and the Company shall file with the Commission in accordance with Rule 424(b) of the Regulations a final Prospectus containing all Rule 430A Information omitted at the time such Registration Statement was declared effective by the Commission. The Company will not file any such final Prospectus or further amendment to such Registration Statement (including without limitation in each case any document that upon filing becomes an Incorporated Document if, at the time of such filing, a prospectus relating to the Securities is required to be delivered under the Act) to which you shall reasonably object in writing after being furnished a copy thereof prior to filing.

               (b) Subsequent to the respective dates as of which information is given in the Registration Statement, except as set forth in the Registration Statement, there has not been any material adverse change, or any development involving a prospective material adverse change, in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest consolidated balance sheet of the Company and its subsidiaries included in the Registration Statement, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, that are material to the Company and its subsidiaries taken as a whole, except for liabilities or obligations that were incurred or undertaken in the ordinary course of business or that are fully disclosed in the Registration Statement.

               (c) This Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, (i) subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally,
          (ii) subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and (iii) except to the extent that rights to indemnification or contribution hereunder may be limited by federal or state securities laws or public policy relating thereto.

               (d) The execution, delivery, and performance of this Agreement, the Indenture and the Securities and the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of the Securities and application of the proceeds therefrom as set forth in the Registration Statement, will not, except as set forth in the Registration Statement, (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries, pursuant to the terms of any agreement, instrument, franchise, license or permit to or by which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties or assets may be bound (other than those as to which requisite waivers or consents have been obtained by the Company) or (ii) violate or conflict with any provision of the certificate of incorporation, by-laws, or equivalent instruments, of the Company or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement, the Indenture or the Securities and the consummation by the Company of the transactions contemplated hereby and thereby, except for the registration under the Act of the Securities, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under the state securities or Blue Sky laws in connection with your purchase and distribution of the Securities.

               (e) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as described in the Registration Statement and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

               (f) All of the outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, adverse claim, lien, encumbrance, restriction on transfer, shareholders' agreement, voting trust or encumbrance whatsoever (except as expressly disclosed in the Registration Statement and as will be expressly disclosed in the Prospectus). There are no rights granted to or in favor of any person to acquire any such capital stock except as otherwise expressly disclosed in the Registration Statement and the Prospectus. None of the Company's subsidiaries is a "significant subsidiary" within the meaning of Rule 1-02(v) of Regulation S-X promulgated by the Commission.

               (g) The Company had, at January 29, 1994, an authorized and outstanding capitalization as set forth in the Registration Statement and will have the adjusted capitalization described therein at the Closing (as hereinafter defined) (based on the assumptions set forth in the Registration Statement). All of the currently outstanding shares of common stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive rights.

               (h) The Indenture conforms in all material respects to the description thereof set forth in the Registration Statement and as shall be set forth in the Prospectus, has been duly and validly authorized by all necessary corporate action on the part of the Company and, when executed and delivered by the Company and the Trustee and qualified under the Trust Indenture Act, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms,
          (i) subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to creditors' rights and remedies generally, (ii) subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and (iii) except insofar as the usury waiver therein may be deemed to be unenforceable.

               (i) The Securities have been duly and validly authorized by all necessary corporate action and, when authenticated by the Trustee and issued, sold and delivered by the Company pursuant to this Agreement against payment therefor, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, (i) subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to creditors' rights and remedies generally, (ii) subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and (iii) except insofar as the usury waiver therein may be deemed to be unenforceable. The Securities, when issued, will conform in all material respects to the description thereof set forth in the Registration Statement and as shall be set forth in the Prospectus.

               (j) There are no rights of third parties to require registration of any securities of the Company in connection with the filing of the Registration Statement or to otherwise require the Company to register any securities under the Act except such as have been waived or otherwise disclosed in the Registration Statement.

               (k) Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which it is a party or by which it or any of its property is bound, except for those defaults that, individually or in the aggregate, would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

               (l) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is the subject that are required to be described in the Registration Statement or the Prospectus and are not so described. There is no statute, regulation, contract or other document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not so described or filed as required.

               (m) The Company and each of its subsidiaries have all necessary licenses, consents, authorizations, approvals, orders, certificates and permits, including without limitation those relating to the environment or environmental matters (collectively, "Licenses") of and from, and have made all declarations and filings with and satisfied all eligibility and other similar requirements imposed by all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, in each case as required for the conduct of the business in which it is engaged, and each such License is in full force and effect, except to the extent that, individually or in the aggregate, the failure to obtain any such License or to keep such License in effect or to make any such declaration or filing or satisfy any such requirement would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

               (n) The Company and its subsidiaries are in compliance with all applicable federal, state and local laws and regulations relating to (i) zoning, land use, and human health and safety and
          (ii) employee or occupational safety, discrimination in hiring, promotion or pay of employees, employee hours and wages or employee benefits, except in each case where such noncompliance would not, individually or in the aggregate, have a material adverse effect upon the Company and its subsidiaries taken as a whole.

               (o) Coopers & Lybrand, whose report is included in the Registration Statement, are independent public accountants with respect to the Company, as required by the Act and the Regulations.

               (p) The consolidated financial statements of the Company and its subsidiaries, together with the related schedules and notes, forming part of the Registration Statement (and any amendment thereto) present fairly in all material respects the consolidated financial position, results of operations, cash flow and stockholder's equity of the Company and its subsidiaries in conformity with generally accepted accounting principles on the basis stated in the Registration Statement at the respective dates and for the respective periods to which they apply; such financial statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data with respect to the Company and its subsidiaries set forth in the Registration Statement (and any amendment thereto) present fairly the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and have been prepared on a basis consistent with such financial statements and the books and records of the Company.

               (q) The Company has not received notice of any violation, proceeding, claim, or lawsuit arising out of environmental matters with respect to the operation of its business or the property owned or leased by the Company, which is reasonably likely to have a material adverse effect on the Company and its subsidiaries taken as a whole; there is no treatment, storage, disposal or release of any hazardous or toxic substances, materials, or wastes or any pollutants, contaminants, or petroleum products at, onto or from sites presently or formerly (through the date the Company or such subsidiary last owned, leased or used such property) owned, leased or used by the Company, liability for which is reasonably likely to have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

               (r) The Company owns, directly or indirectly, the trademarks "BJs Wholesale Club" and "HomeBase". There are no other trade names, trademarks, service marks or brand names that individually or in the aggregate are material to the Company and its subsidiaries taken as a whole. None of the Company or any of its subsidiaries has received notice of any claim of infringement of any intangible property of the character described above which claim would have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

               (s) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               3.   Purchase, Sale and Delivery of the Securities.  (a)  On
                    ---------------------------------------------
     the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to you, and you agree to purchase from the Company, all of the Securities at a purchase price equal to ___% of the principal amount thereof, together with accrued interest, if any, on the Securities from April __, 1994, to the Closing Date.

               (b) Delivery of the Securities and payment of the purchase price therefor shall be made at the offices of Bear, Stearns & Co. Inc. located at 245 Park Avenue, New York, New York 10167, or at such other location as may be mutually acceptable to the Company and you. Such delivery and payment shall be made at 10:00 A.M., New York City time, on the fifth full business day following the later of the date of this Agreement or the Effective Date (unless such time and date are postponed in accordance with the provisions of Section 8(c) hereof), or at such other time as shall be mutually agreed upon by the Company and you. The time and date of such delivery and payment are herein called the "Closing Date." Delivery of the Securities shall be made to you against payment of the purchase price therefor by certified or official bank check payable in New York Clearing House funds to the order of the Company.

               (c) The Securities shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date, provided that, if you so specify, the Securities may be represented by a global instrument registered in the name of Cede & Co., as nominee of the Depositary Trust Company. The Company will permit you to examine and package the Securities for delivery at least one full business day prior to the Closing Date, unless the Securities are to be represented by a global instrument.

               4.   Offering.  It is understood that, if the Registration
                    --------
     Statement is not already effective at the time of execution of this Agreement, then as soon after the Registration Statement becomes effective as you deem it advisable to do so, you will offer the Securities for sale to the public as set forth in the Prospectus.

               5.   Agreements of the Company.  The Company covenants and
                    -------------------------
     agrees with you as follows:

               (a) If the Registration Statement is not already effective, then the Company will use its best efforts to cause the Registration Statement to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A of the Regulations, or filing of the Prospectus is otherwise required by Rule 424(b) of the Regulations, the Company will file the Prospectus, properly completed, pursuant to Rule 424(b) of the Regulations within the time period therein prescribed and will provide evidence satisfactory to you of such timely filing.

               (b) The Company will advise you promptly and, if so requested by you, will confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation or threat of initiation of any proceeding for such purposes, and (iv) of the happening, during the period referred to in paragraph (e) below, of any event of which the Company has knowledge that makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to comply with the Act or the Regulations or to make the statements therein not misleading. The Company will use every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any suspension of qualification of the Securities in any jurisdiction and if at any time the Commission shall issue any such stop order, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order or suspension at the earliest possible time.

               (c) The Company will furnish (i) to your counsel, for delivery to you, two manually signed copies of the Registration Statement (including all exhibits thereto filed therewith and documents incorporated by reference therein) and each amendment thereto (including all exhibits filed therewith), and (ii) to you and to those persons who you identify to the Company such number of copies of each preliminary prospectus, the Prospectus, the Registration Statement, the Indenture and all amendments of and supplements to such documents, if any, and all Incorporated Documents including all documents incorporated by reference in any amendment of the Registration Statement or supplement to the Prospectus, without exhibits, as you reasonably may request. The Company consents to the respective use of each preliminary prospectus, the Prospectus and any amendment or supplement thereto by you and by all dealers to whom the Securities may be sold, in connection with the offering or sale of the Securities and, as to the Prospectus or any amendment or supplement thereto, during such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith.

               (d) The Company will not file any amendment to the Registration Statement, whether before or after the Effective Date, or issue any supplement to the Prospectus, of which you shall not previously have been advised or to which you shall reasonably object; and the Company will prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by you, and will use its best efforts to cause the same to become effective promptly.

               (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of your counsel a prospectus is required by law to be delivered in connection with sales of Securities by you or any dealer, the Company will furnish to you and each dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as you or such dealer reasonably may request.

               (f) If during the period specified in paragraph (e) above any event shall occur as a result of which it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if it becomes necessary to amend or supplement the Prospectus to comply with any law, the Company will forthwith prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in light of the circumstances existing when it is so delivered, be misleading, or so that the Prospectus will comply with law, and the Company will furnish to you and to those dealers as you shall specify, such number of copies thereof as you or those dealers reasonably may request.

               (g) Prior to any public offering of the Securities, the Company will cooperate with you and your counsel in connection with the registration or qualification of the

          Securities under the securities or Blue Sky laws of such jurisdictions as you may request, will continue such qualification in effect so long as required for such purpose and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that in connection therewith
                         --------  -------
          the Company shall not be required to qualify as a foreign corporation or to file any general consent to service of process in any jurisdiction in which it is not already so qualified or subject.

               (h) The Company will mail and make generally available to its securityholders as soon as reasonably practicable an earnings statement covering a period of at least twelve consecutive months commencing after the Effective Date (but in no event commencing later than 90 days after such date) that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

               (i) So long as any of the Securities remains outstanding, the Company will file with the Commission, whether or not then obligated to do so, all such reports and other information as would be required by Section 13 or 15(d) of the Exchange Act. Within fifteen days after the same are filed with the Commission in definitive form, the Company will file with the Trustee and supply to each holder of the Securities, without cost, copies of such reports (without exhibits) or other information. So long as any of the Securities remains outstanding, the Company will, if such information is not included in such reports filed with the Commission, (i) mail as soon as reasonably practicable after the end of each fiscal year to the record holders of the Securities, a financial report of the Company and its subsidiaries on a consolidated basis, including in each such financial report a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of stockholder's equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent public accountants, and (ii) mail and make generally available to such holders as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year), a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year, none of which statements need be audited.

               (j) During the period referred to in paragraph (i) above, the Company will furnish you as soon as available a copy of each report mailed by the Company to holders of its securities or filed by the Company with the Commission and such other publicly available information concerning the Company and its subsidiaries as you reasonably may request.

               (k) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay all costs, expenses and fees incident to (i) the preparation, printing, filing under the Act and distribution of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them, (ii) the printing, filing under the Act (if required), distribution and delivery of the Prospectus and all amendments thereof or supplements thereto, (iii) the reproduction and delivery of this Agreement, the Blue Sky Memorandum and any supplement thereto and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Securities (including in each case any reasonable disbursements of your counsel relating to such reproduction and delivery), (iv) the registration or qualification of the Securities under the securities or Blue Sky laws of the several states (including in each case the reasonable fees and disbursements of your counsel relating to such registration or qualification and the preparation of a Blue Sky Memorandum relating thereto),
          (v) filings with the National Association of Securities Dealers, Inc. in connection with its review of the fairness of the underwriting terms and arrangements for the public offering of the Securities by you (including the reasonable fees and disbursements of your counsel in connection therewith),
          (vi) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by you or by dealers to whom Securities may be sold,
          (vii) the fees and expenses of the Trustee and any agent of such Trustee and the fees and disbursements of counsel for such Trustee in connection with the Indenture, (viii) the fees of the national rating agencies in connection with the rating of the Securities, and (ix) the performance by the Company of its other obligations under this Agreement.

               (l) The Company will apply the proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

               (m) The Company will use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

               (n) During the period of ninety (90) days following the date of the Prospectus, the Company will not, without your prior written consent, directly or indirectly issue, sell, offer or agree to sell, or otherwise dispose of any debt or redeemable equity (other than for other non-redeemable equity securities) securities (or any securities convertible into, exercisable for or exchangeable for any such securities) other than the Securities to be issued and sold pursuant hereto.

               6.   Indemnification.  (a)  The Company agrees to indemnify
                    ---------------
     and hold harmless you and each person, if any, who controls you within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments arising out of or relating to any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments arise out of or relate to any such untrue statement or omission or alleged untrue statement or omission based upon information relating to you furnished by you in writing to the Company expressly for use therein; provided, however, that the
                                        --------  -------
     foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to your benefit or that of any such controlling person if the person asserting any such losses, claims or damages purchased Securities from you and if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto, excluding documents incorporated by reference) was not sent or given by you or on your behalf to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of Securities to such person, if the Prospectus (as so amended or supplemented, excluding documents incorporated by reference) would have cured the defect giving rise to such losses, claims, damages, liabilities or judgments and if the Company shall have fully complied in all material respects with Sections 5(c) (other than Section 5(c)(i) through 5(f) hereof).


               (b) In case any action shall be brought against you or any person controlling you, based upon the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, you shall promptly notify the Company in writing (but failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have) and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to you, and payment of all fees and expenses. You or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at your expense or at the expense of such controlling person unless
     (i) the employment of such counsel has been specifically authorized in writing by the Company, or (ii) the Company has failed to assume the defense and employ counsel reasonably satisfactory to you or (iii) the named parties to any such action (including any impleaded parties) include both you or such controlling person and the Company, and you or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to you or such controlling person that are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of you or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for you and all such controlling persons, which firm shall be designated in writing by you and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent, the Company agrees to indemnify and hold harmless you and each such controlling person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or has been threatened to be made a party and indemnity could have been sought hereunder by that indemnified party; provided, however, that an
                                          --------  -------
     indemnifying party may effect such a settlement without the consent of the indemnified party if such settlement includes an unconditional release of the indemnified party from all liability on claims that are the subject matter of the proceeding or the indemnifying party indemnifies the indemnified party in writing and posts a bond for an amount equal to the maximum liability on all such claims.

               (c) You agree severally to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and each person, if any, controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to you but only with reference to information relating to you furnished in writing by you expressly for use in the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto. In case any action shall be brought against the Company, any of its directors, any such officer or any such controlling person based on the Registration Statement, the Prospectus or any preliminary prospectus or any amendment or supplement thereto and in respect of which indemnity may be sought against you, you shall have the same rights and duties as are given to the Company by Section 6(b) hereof (except that if the Company shall have assumed the defense thereof, you shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such separate counsel shall be at your expense, except as otherwise provided in Section 6(b)), and the Company, its directors, each such officer and each such controlling person shall have the same rights and duties as are given to you by Section 6(b) hereof.

               (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of or in addition to indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and you on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and you in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and you shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by you, bear to the total price to the public of the Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and you shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or you and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company and you agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, you shall not be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Securities purchased by you exceeds the aggregate amount of all damages which you are required to pay or have paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was
                           --------  -------
     not unreasonably withheld.

               7.   Conditions of Underwriter's Obligations.  Your
                    ---------------------------------------
     obligation to purchase and pay for the Securities shall be subject to (i) the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date, (ii) the absence from any certificates, opinions, written statements or letters furnished pursuant to this Section 7 to you or to your counsel, of any qualification or limitation not previously approved by you, (iii) the performance by the Company of all its obligations hereunder required to be performed on or before the Closing Date, and (iv) the following additional conditions:

               (a) Notice that the Registration Statement shall have become effective shall be received by you not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, all filings required by Rule 424 and Rule 430A under the Regulations shall have been made on a timely basis and as of the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or threatened by the Commission.

               (b) (i) Since the date of the latest balance sheet of the Company and its subsidiaries included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs, business, prospects or operations, whether or not arising in the ordinary course of business, of the Company and its subsidiaries, taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in the sales, the capital stock or in the long-term debt of the Company or any of its subsidiaries from that set forth in or contemplated by the Registration Statement and the Prospectus, (ii) neither the Company nor any subsidiary shall have any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole, and that is not disclosed in the Registration Statement and the Prospectus and (iii) on the Closing Date you shall have received a certificate dated the Closing Date, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, and such other certificates of executive officers as you may specify, confirming the matters set forth in the introduction to, and paragraphs (a) and (b) of, this Section 7.

               (c) On the Closing Date, you shall have received the opinion of Hale and Dorr, counsel to the Company, dated the date of its delivery, addressed to you, and in form and scope satisfactory to you and your counsel, to the effect that:

               (i) The Company has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation.

               (ii) The Company is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Massachusetts.

               (iii) The Company has the corporate power and authority to own, lease or license its respective properties and to conduct its business as presently being conducted and as described in the Registration Statement and the Prospectus.

               (iv) Such counsel has read all contracts referred to in the Registration Statement and the Prospectus (other than real estate contracts) and such contracts are fairly summarized as disclosed therein, conform in all material respects to the descriptions thereof contained therein, and are filed as exhibits thereto or are fairly summarized as disclosed therein, or are incorporated by reference therein as required in the list of exhibits contained in
          Part II thereof, and, to the best knowledge of such counsel, there are no statutes or regulations or pending or threatened legal or governmental proceedings required to be disclosed in the Prospectus which have not been disclosed as required.

               (v) The authorized capital stock of the Company is as set forth in the Registration Statement and the Prospectus.

               (vi) The Indenture has been duly and validly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act of 1939, as amended, and assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, (A) subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (B) subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, conscionability, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), (C) except insofar as the usury waiver therein may be deemed to be unenforceable and (D) except that no opinion shall be rendered as to the remedies of specific performance.

               (vii) The Securities have been duly and validly authorized by the Company, and when executed, authenticated and delivered in accordance with the terms of the Indenture and delivered to and paid for by you pursuant to this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, (A) subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights and remedies generally, (B) subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, conscionability, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or at equity), (C) except insofar as the usury waiver therein may be deemed to be unenforceable and (D) except that no opinion shall be rendered as to the remedies of specific performance. No taxes are required to be paid with respect to the execution of the Indenture by the Company and the issuance of the Securities. The holders of the Securities will be entitled to the benefits of the Indenture

               (viii) Upon delivery of the Securities being sold by the Company and payment therefor as contemplated by this Agreement, you will receive the Securities free and clear of any liens, encumbrances, adverse claims, security interests, restrictions on transfer (other then such resale and other restrictions as may be imposed under Federal or state securities laws) and other defects of title (other than those resulting from actions taken by you), assuming you purchase such Securities without actual knowledge of any lien, encumbrance, equity, claim or other "Adverse Claim" (as such term is defined in Article 8-302 of the New York Uniform Commercial Code).

               (ix) This Agreement has been duly and validly authorized, executed and delivered by the Company.

               (x) To such counsel's knowledge, there is no action, proceeding, inquiry or investigation, before or brought by any court or governmental agency or body, to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject, which is required to be disclosed in the Registration Statement or the Prospectus and that has not been so disclosed.

               (xi) Except as disclosed in the Prospectus, the execution, delivery and performance by the Company of this Agreement, the Indenture and the Securities and the consummation of the transactions contemplated hereby and thereby, including without limitation the issuance, sale and delivery of the Securities, do not (A) conflict with or result in a breach of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any contract, document or agreement filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 1994
          (collectively, the "Material Agreements" and individually a "Material Agreement") (provided that such counsel need express no opinion in this Clause (A) with respect to acts or omissions of the Company occurring after the Closing Date), (B) conflict with or violate any statute, rule, regulation or, to such counsel's knowledge, any judgment, decree or order of any governmental agency or body or any court having jurisdiction over the Company or any of its properties (provided that such counsel need express no opinion in this clause (B) with respect to state securities or blue sky laws or the antifraud provisions of the federal securities laws); or (C) conflict with or violate the certificate of incorporation or bylaws or equivalent charter documents of the Company.

               (xii) No consent, approval, authorization, permit or order of, or filing with, any governmental agency or body or, to such counsel's knowledge, any court that has jurisdiction over the Company or any of its assets or properties, is required to be obtained or made by the Company for the sale of the Securities to you as contemplated by this Agreement and the Indenture, except for such as have been obtained and made and such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by you, as to which such counsel need not opine.

               (xiii) The Registration Statement, the Prospectus and each amendment or supplement thereto filed by the Company with the Commission comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder (except that no opinion need be expressed with respect to (i) the financial statements or schedules or other financial or statistical data contained in the Registration Statement or incorporated therein by reference, (ii) the Statement of Eligibility and Qualification of the Trustee under the Trust Indenture Act or (iii) any of the exhibits to the Registration Statement). The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto (other than the financial statements the notes thereto and the other financial and accounting data included or incorporated by reference therein, as to which no opinion need be rendered) complied, as of the respective dates such documents were filed with the Commission or were amended subsequent to such filing, as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

               (xiv) The Securities and the Indenture conform in all material respects to the respective descriptions thereof in the Registration Statement and the Prospectus.

                (xv) The Registration Statement has become effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or, to such counsel's knowledge, threatened under the Securities Act.

               (xvi) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                    In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountant of the Company and your representatives at which the contents of the Registration Statement, the Prospectus and any amendment thereof or supplement thereto and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto (other than as to those matters contained in clauses (v) and (xiv) of this Section
          7(c)), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other repre-sentatives of the Company), no facts have come to such counsel's attention leading such counsel to believe that either the Registration Statement at the time it became effective (or at the date of any amendment thereof made after the Effective Date but prior to the Closing Date) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the date thereof or as of the Closing Date (or at the date of any amendment thereof or supplement thereto made after the Effective Date but prior to the Closing Date) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and schedules and other financial and statistical data included therein, the Statement of Eligibility and Qualification of the Trustee under the Trust Indenture Act or the exhibits to the Registration Statement).


                    In rendering the foregoing opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States, the Commonwealth of Massachusetts and the Delaware General Corporation Law statute, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and scope reasonably satisfactory to your counsel) of other counsel, reasonably acceptable to your counsel, familiar with the applicable laws, which opinion shall be addressed and delivered to you; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers and other representatives of the Company, certificates of public officials, and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to your counsel. The opinion of counsel for the

          Company shall state that the opinion of any such other counsel is in form and scope satisfactory to such counsel and, in such counsel's opinion, you and your counsel are justified in relying thereon.

               (d) On the Closing Date you shall have received an opinion from Sarah M. Gallivan, Esq., Vice President, General Counsel and Secretary of the Company, dated the date of its delivery, addressed to you, and in form and scope satisfactory to you and your counsel, to the effect that:

               (i) Each of the Company's subsidiaries is a duly organized and validly existing corporation and is in good standing under the laws of its jurisdiction of incorporation and has the corporate power and all authority necessary for the ownership or leasing or licensing of its properties and the conduct of its business as presently being conducted and as described in the Registration Statement and the Prospectus, and the Company and each of its Subsidiaries is qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of real properties or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the business, operations, financial condition or results of operation of the Company and its subsidiaries taken as a whole);


              (ii) The Company and its subsidiaries have good and marketable title to, or lease under valid and subsisting leases, all the real properties described under the caption "Properties" in the Registration Statement and Prospectus, and, to such counsel's knowledge, neither the Company nor any of its subsidiaries has received notice of any breach or termination of leases (other than expirations in the normal course) the termination of which, singly or in the aggregate, would materially and adversely affect the business, operations, financial condition or results of operations of the Company and its subsidiaries taken as a whole;

             (iii) To such counsel's knowledge, there is no action, proceeding, inquiry or investigation, before or brought by any court or governmental agency or body, to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject, which is required to be disclosed or incorporated in the Prospectus or the Registration Statement which is not disclosed and correctly summarized or incorporated therein;

              (iv) All the outstanding capital stock of each of the Company's subsidiaries is duly authorized, validly issued and outstanding and non-assessable and free of preemptive rights provided in the certificate of incorporation or other constituent documents of such subsidiary or by any Material Agreement and is owned, directly or indirectly, by the Company free and clear of all liens, charges, claims, security interests, restrictions on transfer, stockholders' agreement, voting trust or encumbrances of any nature whatsoever; and none of the Company's subsidiaries has granted any outstanding options, warrants or commitments with respect to any shares of its capital stock whether issued or unissued;

               (v) Except as disclosed in the Prospectus, the execution, delivery and performance by the Company of this Agreement, the Indenture and the Securities and the consummation of the transactions contemplated hereby and thereby, including without limitation the issuance, sale and delivery of the Securities, do not (A) conflict with or result in a breach of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any Material Agreement (provided that such counsel need express no opinion in this Clause (A) with respect to acts or omissions of the Company occurring after the Closing Date), (B) conflict with or violate any statute, rule, regulation or, to such counsel's knowledge, any judgment, decree or order of any governmental agency or body or any court having jurisdiction over the Company or any of its subsidiaries or any of their respective properties (provided that such counsel need express no opinion in this clause (B) with respect to state securities or blue sky laws); or (C) conflict with or violate the certificate of incorporation or bylaws or equivalent charter documents of the Company or any of its subsidiaries.

              (vi) To such counsel's knowledge, neither the Company nor any of its subsidiaries is currently in breach of or in default (in any respect that is material in light of the financial condition of the Company and its subsidiaries taken as a whole) under any indenture, mortgage, deed of trust, lease, bank loan or credit agreement or any other agreement, or instruments of which such counsel has knowledge to which the Company or any of its subsidiaries is a party or any of them or any of their properties may be bound or affected; and

             (vii) Other than certain specified agreements with respect to which Hale and Dorr has rendered their opinion, such counsel has read all contracts referred to in the Registration Statement and the Prospectus and such contracts are fairly summarized as disclosed therein, conform in all material respects to the descriptions thereof contained therein, and are filed as exhibits thereto or are fairly summarized as disclosed therein, or are incorporated by reference therein as required in the list of exhibits contained in
          Part II thereof, and such counsel does not know of any contracts or other documents required to be so summarized or disclosed, or so filed or incorporated, which have not been so summarized or disclosed, or so filed or incorporated, and, to the best of such counsel's knowledge, there are no statutes or regulations or pending or threatened legal or governmental proceedings required to be disclosed in the Prospectus which have not been disclosed as required.

            (viii) No consent, approval, authorization, permit or order of, or filing with, any governmental agency or body or, to such counsel's knowledge, any court that has jurisdiction over the Company or any of its subsidiaries or any of its assets or properties, is required to be obtained or made by the Company or any of its subsidiaries for the sale of the Securities to you as contemplated by this Agreement and the Indenture, except for such as have been obtained and made and such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by you, as to which such counsel need not opine.

              (ix) To such counsel's knowledge, no cease and desist order directed to any document incorporated by reference in the Prospectus has been issued by the Commission and since the respective date of filing of any such document, no challenge has been made by the Commission to the accuracy or adequacy of any such document.

               (x) The Registration Statement has become effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or, to such counsel's knowledge, threatened under the Securities Act.

                    In addition, such counsel shall state that she has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountant of the Company and your representatives at which the contents of the Registration Statement, the Prospectus and any amendment thereof or supplement thereto and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to such counsel's attention leading such counsel to believe that either the Registration Statement at the time it became effective (or at the date of any amendment thereof made after the Effective Date but prior to the Closing Date) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the date thereof or as of the Closing Date (or at the date of any amendment thereof or supplement thereto made after the Effective Date but prior to the Closing Date) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and schedules and other financial and statistical data included therein, the Statement of Eligibility and Qualification of the Trustee under the Trust Indenture Act or the exhibits to the Registration Statement).

                    In rendering the foregoing opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States, the Commonwealth of Massachusetts and the Delaware General Corporation Law statute, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and scope reasonably satisfactory to your counsel) of other counsel, reasonably acceptable to your counsel, familiar with the applicable laws, which opinion shall be addressed and delivered to you; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers and other representatives of the Company, certificates of public officials, and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to your counsel. Such counsel shall state that the opinion of any such other counsel is in form and scope satisfactory to such counsel and, in such counsel's opinion, you and your counsel are justified in relying thereon.

               (e) On the Closing Date you shall have received from your counsel, Weil, Gotshal & Manges, an opinion, dated the date of its delivery, addressed to you, with respect to the Company, the Registration Statement, the Prospectus and other related matters as you reasonably may require, and the Company shall have furnished to your counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

               (f) Concurrently with the execution and delivery of this Agreement and on the Closing Date you shall have received from Coopers & Lybrand, a letter addressed to you, dated the date of its delivery, substantially in the form and to the effect and with respect to such matters as shall have been previously agreed upon by you.

               (g) At the Closing Date, you shall have received an opinion from counsel to the Trustee, dated the date of its delivery, addressed to you and in form and substance satisfactory to your counsel, to the effect that:

                    (i) the Trustee is a national banking association or state chartered bank or trust company and is validly existing in good standing under the laws of the jurisdiction in which it is incorporated;

                    (ii) the Trustee has the power and authority to enter into the Indenture and authenticate the Securities as Trustee under the Indenture;

                    (iii) the Indenture has been duly authorized, executed and delivered by the Trustee, as Trustee under the Indenture, and the Indenture is valid and binding on the Trustee in accordance with its terms, (i) subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights and remedies generally, (ii) subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and (iii) except insofar as the usury waiver therein may be deemed to be unenforceable; and

                    (iv) the Securities have been duly authenticated and delivered by the Trustee, as Trustee, under the Indenture.

               (h) All proceedings taken in connection with the sale of the Securities as herein contemplated shall be satisfactory in form and substance to you and to your counsel.

               (i) Prior to the Closing Date the Company shall have furnished to you such further information, certificates and documents as you reasonably may request.

               If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to your counsel pursuant to this Section 7 shall not be reasonably satisfactory in form and scope in all material respects reasonably to you and to your counsel, all of your obligations hereunder may be canceled by you at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone, telecopy, telex or telegraph, confirmed in writing.

               8.   Effective Date of Agreement and Termination.  (a)  This
                    -------------------------------------------
     Agreement shall become effective upon the later of (i) its execution or (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission and communicated by the Company or its counsel to you. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you or by you by notifying the Company. Notwithstanding the foregoing, the provisions of this Section 8 and of Sections 2, 5(k) and 6 hereof shall at all times be in full force and effect.

               (b) This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) on or prior to such date, the Company shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition of your obligations hereunder as provided in Section 5 is not fulfilled when and as required in any material respect, (iii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in, or affecting particularly the condition, financial or otherwise, of the Company, any of its material subsidiaries, or the earnings, affairs, prospects, business or operations of the Company or any of its material subsidiaries, whether or not arising in the ordinary course of business, that would, in your reasonable judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (iv) any outbreak or escalation of hostilities or other national or international calamity or crisis or material change in economic conditions, if the effect of such outbreak, escalation, calamity, crisis or change on the financial markets of the United States or elsewhere would, in your reasonable judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (v) suspension of trading in securities on the New York Stock Exchange, the American Stock Exchange or Nasdaq Stock Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on any such exchange or Nasdaq Stock Market, (vi) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company and its subsidiaries, taken as a whole, (vii) declaration of a banking moratorium by either federal or New York State authorities, (viii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in your reasonable opinion has a material adverse effect on the financial markets in the United States,
     (ix) there shall have been any downgrading in the rating accorded any of the Company's debt securities by Moody's Investor Services, Inc. or Standard and Poor's Corporation or any such organization shall have issued a notice that it has its rating under surveillance or review for a possible change (other than one involving no implication of a downgrading), or (x) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in your judgment, makes it inadvisable or impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

               (c) Any notice of termination pursuant to this Section 8 shall be by telephone, telex, telephonic facsimile, or telegraph, confirmed in writing by letter.

               (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 8(a) hereof or (ii) Section 8(b) hereof by virtue of any of the conditions set forth in clauses (iii) through
     (x) of Section 8(b)), or if the sale of the Securities provided for herein is not consummated because any condition to your obligations set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by you, reimburse you for all out-of-pocket expenses (including the reasonable fees and expenses of your counsel), incurred by you in connection herewith.

               9.  Survival of Representations and Agreements. All
                   ------------------------------------------
      representations and warranties, covenants and agreements of you and the Company contained in this Agreement, including the agreements contained in Sections 5(k) and 8(d) hereof, the indemnity agreements contained in Section 6 hereof and the contribution agreements contained in Section 6(d) hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of you or any controlling person or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Securities to and by you. The representations contained in Section 2 hereof and the agreements contained in Sections 5(k), 6 and 8(d) hereof shall survive the termination of this Agreement, including pursuant to Section 8 hereof.

               10.  Miscellaneous.  (a)  Notices given pursuant to any
                    -------------
     provision of this Agreement shall be addressed as follows: (a) if to the Company, to Waban Inc., One Mercer Road, Natick, Massachusetts, 01760, Attention: Chief Financial Officer, and (b) if to you, to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167,
     Attention:  Corporate Finance Department.

               (b) The Company acknowledges that the statements with respect to the public offering of the Securities set forth on the cover page of the Prospectus and the information with respect thereto and with respect to you under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by you expressly for use in the Registration Statement and the Prospectus.

               (c) If this Agreement shall be terminated by you because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company shall reimburse you for all out-of-pocket expenses (including the reasonable fees and disbursements of your counsel) reasonably incurred by you.

               (d) Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, you, the controlling persons, directors, officers, employees and agents referred to in Section 6 hereof, and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser of any of the Securities from you merely because of such purchase.

               (e) This Agreement shall be governed and construed in accordance with the laws of the State of New York (without regard to the choice of law provisions thereof).

               (f) This Agreement may be signed in various counterparts, all of which together shall constitute one and the same instrument.

               Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                   Very truly yours,

                                   WABAN INC.


                                   By:___________________________
                                      Name:
                                      Title: Senior Vice President and
                                             Chief Financial Officer


     Accepted in New York, New York

     April ___, 1994


     BEAR, STEARNS & CO. INC.


     By:___________________________
        Name:
        Title: